FOR VALUE RECEIVED, Naked Brand Group Inc., a Nevada corporation (the “Borrower), promises to pay to JIANYING LUO or its Assignees (the “Lender”) the Principal Sum along with the Interest and any other fees according to the terms herein. This Note will become effective only upon execution by both parties and delivery of the first payment of Consideration by the Lender (the “Effective Date”).

The Principal Sum is $53,300 (fifty three thousand three hundred) plus accrued and unpaid interest and any other fees. The consideration of $53,300 (fifty three thousand three hundred) is payable by the Lender upon closing of this Note. The Maturity Date is 6 (six) months from the Effective Date of receipt of payment (the “Maturity Date”) and is the date upon which the Principal Sum of this Note, as well as any unpaid interest shall be due and payable.

1. Repayment. The Borrower may repay this Note at any time on or before the date of Maturity without penalty. Payments are due as outlined in the Payment Schedule (Exhibit A) during the term of the Note in (each a “Regular Repayment”), totalling $61,295 over the term of the Note.

2. Interest. The Note shall be subject to a one-time interest charge of 15% applied to the principal balance at issuance.

3. Fee. The Borrower will issue 25,000 shares of fully paid and non-assessable common stock of the Borrower to Yvonne Gasarch (the “Subscriber”) as a fee to be issued within fifteen (15) days of the Effective Date, subject to the Lender and the Subscriber completing and delivering to the Company the Investor Questionnaires and representations attached hereto as Exhibits C and D.

4. Default.  The following events (the “Default Events”) will result in an event of default under this Note, subject to an overriding grace period of 14 days whereby this Note will not enter into default unless the Default Events are not cured within 14 days of their occurrence: (i) Borrower shall fail to pay any principal and interest payment under this Note when due and payable; or (ii) the Borrower generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any; or (iii) the Borrower shall make a general assignment for the benefit of its creditors; or (iv) the Borrower shall file a petition for relief under any bankruptcy, insolvency, or similar law (domestic or foreign); or (v) an involuntary proceeding shall be commenced or filed against the Borrower in excess of $50,000.

5. Remedies.  In the event of default, the outstanding principal amount of this Note, Interest and other amounts owing in respect thereof shall become, at the Lender’s election, immediately due and payable in cash at the Mandatory Default Amount.  The Mandatory Default Amount consists of (i) the outstanding principal amount of this Note; (ii) any unpaid interest consisting of 15% of the outstanding principal amount; and (iii) reimbursement of reasonable attorneys fee and costs.

6 Security. The amounts due under this Note will be unsecured.

7. Assignability.  The Borrower shall not assign this Note.  This Note will be binding upon the Borrower and its successors and will accrue to the benefit of the Lender and may be assigned by the Lender to anyone of its choosing without the Borrower’s approval.

8. Governing Law.  This Note will be governed by, and enforced in accordance with the laws of the Province of British Columbia.

9. Currency. All amounts stated in this note are in Canadian Dollars

DATED this 12th Day of February, 2014

Borrower:

/s/ Joel Primus
Joel Primus
Naked Brand Group Inc.
Chief Executive Officer

Date: February 11, 2014

Lender:

/s/ Jianying Luo
Jianying Luo

Date: February 11, 2014

2

Exhibit A

Dates will be prorated to the actual Effective Date. This schedule is prepared with the assumption that Consideration is received on February 12, 2014.

Date	Principal	Interest	Total Payment
March 12, 2014	$ 8,884	$ 1,333	$ 10,217
April 12, 2014	$ 8,884	$ 1,333	$ 10,217
May 12, 2014	$ 8,884	$ 1,333	$ 10,217
June 12, 2014	$ 8,884	$ 1,333	$ 10,217
July 12, 2014	$ 8,884	$ 1,333	$ 10,217
August 12, 2014	$ 8,880	$ 1,330	$ 10,210
Total payments	$ 53,300	$ 7,995	$ 61,295

3

Exhibit B

INVESTOR QUESTIONNAIRE

TO BE COMPLETED BY LENDER

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Promissory Note between Naked Brand Group Inc. (the “Issuer”) and the undersigned (the “Subscriber”).

The purpose of this Investor Questionnaire (this “Questionnaire”) is to assure the Issuer that the Subscriber will meet certain requirements of National Instrument 45-106 (“NI 45-106”).  The Issuer will rely on the information contained in this Questionnaire for the purposes of such determination.

The Subscriber covenants, represents and warrants to the Issuer that:

1.	if the Subscriber is not a resident of Ontario, the Subscriber is (tick one or more of the following boxes):
☐	(A)	a director, executive officer, founder or control person of the Issuer or an affiliate of the Issuer;
☐	(B)	a spouse, parent, grandparent, brother, sister, child or grandchild of a director, executive officer, founder or control person of the Issuer or an affiliate of the Issuer;
☐	(C)	a parent, grandparent, brother, sister, child or grandchild of the spouse of a director, executive officer, founder or control person of the Issuer or an affiliate of the Issuer;
☐	(D)	a close personal friend of a director, executive officer, founder or control person of the Issuer;
☐	(E)	a close business associate of a director, executive officer, founder or control person of the Issuer or an affiliate of the Issuer;
☑	(F)	an accredited investor;
☐	(G)	a company, partnership or other entity of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs A to F; or
☐	(H)	a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs A to F;

2.	if the Subscriber has checked box B, C, D, E, G or H in Section 1 above, the director, executive officer, founder or control person of the Issuer with whom the undersigned has the relationship is:

and the Subscriber has known such person for _____ years.

(Instructions to Subscriber: fill in the name of each director, executive officer, founder and control person which you have the above-mentioned relationship with.  If you have checked box G or H, also indicate which of A to F describes the securityholders, directors, trustees or beneficiaries which qualify you as box G or H and provide the names of those individuals.  Please attach a separate page if necessary);

3.	if the Subscriber is resident in Ontario, the Subscriber is (tick one or more of the following boxes):
☐	(A)	a founder of the Issuer;
☐	(B)	an affiliate of a founder of the Issuer;
☐	(C)	a spouse, parent, brother, sister, grandparent, grandchild or child of an executive officer, director or founder of the Issuer;
☐	(D)	a control person of the Issuer; or
☐	(E)	an accredited investor;

4.	if the Subscriber has checked box C in Section 3 above, the executive officer, director or founder of the Issuer with whom the undersigned has the relationship is:

and the Subscriber has known such person for ________ years.

(Instructions to Subscriber:  fill in the name of each executive officer, director or founder which you have the above-mentioned relationship with.); and

5.
if the Subscriber has ticked box F in Section 1 or box E in Section 3 above, the Subscriber satisfies one or more of the categories of “accredited investor” (as that term is defined in NI 45-106) indicated below (please check the appropriate box):

☐
(a) an individual who either alone or with a spouse beneficially owns financial assets (as defined in NI 45-106) having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds CDN$1,000,000;

☐
(b) an individual whose net income before taxes exceeded CDN$200,000 in each of the two more recent calendar years or whose net income before taxes combined with that of a spouse exceeded CDN$300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

☐	(c) an individual who, either alone or with a spouse, has net assets of at least CDN $5,000,000;

☐	(d) a person, other than an individual or investment fund, that had net assets of at least CDN$5,000,000 as reflected on its most recently prepared financial statements.

☐
(e) a person registered under securities legislation of a jurisdiction of Canada as an advisor or dealer, or an individual registered or formerly registered as a representative of such an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland);

☐
(f) an investment fund that distributes or has distributed its securities only to: (i) persons that are or were accredited investors at the time of distribution, (ii) persons that acquire or acquired securities in the sections referred to in Sections 2.10 [Minimum amount investment] or 2.19 [Additional investment in investment funds] of NI 45-106; or (iii) persons described in (i) or (iii) that acquire or acquired securities under Section 2.18 [Investment fund reinvestment] of NI 45-106; or

☐	(g) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law are persons or companies that are accredited investors.

The Subscriber acknowledges and agrees that the Subscriber may be required by the Issuer to provide such additional documentation as may be reasonably required by the Issuer and its legal counsel in determining the Subscriber’s eligibility to acquire the Securities under relevant legislation.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the 11th day of February, 2014.

JIANYING LUO
/s/ Jianying Luo Signature

EXHIBIT C

TO BE COMPLETED BY LENDER

CERTIFICATE OF NON-U.S. SHAREHOLDER

In connection with the issuance of a promissory note (the “Note”) of Naked Brand Group Inc., a Nevada corporation (“Naked”), to the undersigned, the undersigned hereby agrees, acknowledges, represents and warrants that:

1.           the undersigned is not a “U.S. Person” as such term is defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended (“U.S. Securities Act”) (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.);

2.           neither the Note nor any of the securities underlying the Note (collectively, the “Securities”) have been or will be registered under the U.S. Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act and in compliance with any applicable state and foreign securities laws;

3.           the undersigned understands and agrees that offers and sales of any of the Securities prior to the expiration of a period of six months after the date of original issuance of the Securities (the six month period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the U.S. Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the U.S. Securities Act or an exemption therefrom and in each case only in accordance with applicable state and foreign securities laws;

4.           the undersigned understands and agrees not to engage in any hedging transactions involving any of the Securities unless such transactions are in compliance with the provisions of the U.S. Securities Act and in each case only in accordance with applicable state and provincial securities laws;

5.           the undersigned is acquiring the Securities for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Naked Securities in the United States or to U.S. Persons;

6.            the undersigned has not acquired the Securities as a result of, and will not itself engage in, any directed selling efforts (as defined in Regulation S under the U.S. Securities Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the undersigned may sell or otherwise dispose of the Securities pursuant to registration thereof under the U.S. Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

7.           the statutory and regulatory basis for the exemption claimed for the sale of the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act or any applicable state and provincial securities laws;

8.           except as set out in the Note, Naked has not undertaken, and will have no obligation, to register any of the Securities under the U.S. Securities Act;

9.           Naked is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of the undersigned contained in the Note and this Certificate, and the undersigned will hold harmless Naked from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the undersigned not being true and correct;

10.           the undersigned has been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and, with respect to applicable resale restrictions, is solely responsible (and Naked is not in any way responsible) for compliance with applicable resale restrictions;

11.           the undersigned and the undersigned’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from Naked in connection with the acquisition of the Securities, and to obtain additional information, to the extent possessed or obtainable by Naked without unreasonable effort or expense;

12.            the books and records of Naked were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the undersigned during reasonable business hours at its principal place of business and that all documents, records and books in connection with the acquisition of the Securities under the Note have been made available for inspection by the undersigned, the undersigned’s attorney and/or advisor(s);

13.           the undersigned (i) is able to fend for itself in connection with the acquisition of the Securities; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

14.           the undersigned is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

15.           except as set out in the Note, no Person has made to the undersigned any written or oral representations:

(a) that any Person will resell or repurchase any of the Securities;

(b) that any Person will refund the purchase price of any of the Securities;

(c) as to the future price or value of any of the Securities; or

(d) that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities on any stock exchange or automated dealer quotation system;

16.            none of the Securities are listed on any stock exchange or automated dealer quotation system and, except as set out in the Note, no representation has been made to the undersigned that any of the Securities will become listed on any stock exchange or automated dealer quotation system;

17.           the undersigned is outside the United States when receiving and executing this Certificate and is acquiring the Securities as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part and no other Person has a direct or indirect beneficial interest in the Securities;

18.           neither the U.S. Securities and Exchange Commission nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

19.            the Securities are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a Person in the United States;

20.           the undersigned acknowledges and agrees that Naked shall refuse to register any transfer of Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act; and

21.           the undersigned understands and agrees that the Securities will bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

IN WITNESS WHEREOF, I have executed this Certificate of Non-U.S. Shareholder.

/s/ Jianying Luo
JIANYING LUO

EXHIBIT D

INVESTOR QUESTIONNAIRE

TO BE COMPLETED BY SUBSCRIBER

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Promissory Note between Naked Brand Group Inc. (the “Issuer”) and the undersigned (the “Subscriber”).

The purpose of this Investor Questionnaire (this “Questionnaire”) is to assure the Issuer that the Subscriber will meet certain requirements of National Instrument 45-106 (“NI 45-106”).  The Issuer will rely on the information contained in this Questionnaire for the purposes of such determination.

The Subscriber covenants, represents and warrants to the Issuer that:

1.	if the Subscriber is not a resident of Ontario, the Subscriber is (tick one or more of the following boxes):
☐	(A)	a director, executive officer, founder or control person of the Issuer or an affiliate of the Issuer;
☐	(B)	a spouse, parent, grandparent, brother, sister, child or grandchild of a director, executive officer, founder or control person of the Issuer or an affiliate of the Issuer;
☐	(C)	a parent, grandparent, brother, sister, child or grandchild of the spouse of a director, executive officer, founder or control person of the Issuer or an affiliate of the Issuer;
☐	(D)	a close personal friend of a director, executive officer, founder or control person of the Issuer;
☐	(E)	a close business associate of a director, executive officer, founder or control person of the Issuer or an affiliate of the Issuer;
☑	(F)	an accredited investor;
☐	(G)	a company, partnership or other entity of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs A to F; or
☐	(H)	a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs A to F;

2.	if the Subscriber has checked box B, C, D, E, G or H in Section 1 above, the director, executive officer, founder or control person of the Issuer with whom the undersigned has the relationship is:

and the Subscriber has known such person for _____ years.

(Instructions to Subscriber: fill in the name of each director, executive officer, founder and control person which you have the above-mentioned relationship with.  If you have checked box G or H, also indicate which of A to F describes the securityholders, directors, trustees or beneficiaries which qualify you as box G or H and provide the names of those individuals.  Please attach a separate page if necessary);

3.	if the Subscriber is resident in Ontario, the Subscriber is (tick one or more of the following boxes):
☐	(A)	a founder of the Issuer;
☐	(B)	an affiliate of a founder of the Issuer;
☐	(C)	a spouse, parent, brother, sister, grandparent, grandchild or child of an executive officer, director or founder of the Issuer;
☐	(D)	a control person of the Issuer; or
☐	(E)	an accredited investor;

4.	if the Subscriber has checked box C in Section 3 above, the executive officer, director or founder of the Issuer with whom the undersigned has the relationship is:

and the Subscriber has known such person for ________ years.

(Instructions to Subscriber:  fill in the name of each executive officer, director or founder which you have the above-mentioned relationship with.); and

5.
if the Subscriber has ticked box F in Section 1 or box E in Section 3 above, the Subscriber satisfies one or more of the categories of “accredited investor” (as that term is defined in NI 45-106) indicated below (please check the appropriate box):

☐
(a) an individual who either alone or with a spouse beneficially owns financial assets (as defined in NI 45-106) having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds CDN$1,000,000;

☐
(b) an individual whose net income before taxes exceeded CDN$200,000 in each of the two more recent calendar years or whose net income before taxes combined with that of a spouse exceeded CDN$300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

☐	(c) an individual who, either alone or with a spouse, has net assets of at least CDN $5,000,000;

☐	(d) a person, other than an individual or investment fund, that had net assets of at least CDN$5,000,000 as reflected on its most recently prepared financial statements.

☐
(e) a person registered under securities legislation of a jurisdiction of Canada as an advisor or dealer, or an individual registered or formerly registered as a representative of such an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario) or the Securities Act (Newfoundland);

☐
(f) an investment fund that distributes or has distributed its securities only to: (i) persons that are or were accredited investors at the time of distribution, (ii) persons that acquire or acquired securities in the sections referred to in Sections 2.10 [Minimum amount investment] or 2.19 [Additional investment in investment funds] of NI 45-106; or (iii) persons described in (i) or (iii) that acquire or acquired securities under Section 2.18 [Investment fund reinvestment] of NI 45-106; or

☐	(g) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law are persons or companies that are accredited investors.

The Subscriber acknowledges and agrees that the Subscriber may be required by the Issuer to provide such additional documentation as may be reasonably required by the Issuer and its legal counsel in determining the Subscriber’s eligibility to acquire the Securities under relevant legislation.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the 11th day of February, 2014.

/s/ Yvonne Gasarch Signature

EXHIBIT E

TO BE COMPLETED BY SUBSCRIBER

CERTIFICATE OF NON-U.S. SHAREHOLDER

In connection with the issuance of a promissory note (the “Note”) of Naked Brand Group Inc., a Nevada corporation (“Naked”), to the undersigned, the undersigned hereby agrees, acknowledges, represents and warrants that:

1.           the undersigned is not a “U.S. Person” as such term is defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended (“U.S. Securities Act”) (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.);

2.           neither the Note nor any of the securities underlying the Note (collectively, the “Securities”) have been or will be registered under the U.S. Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act and in compliance with any applicable state and foreign securities laws;

3.           the undersigned understands and agrees that offers and sales of any of the Securities prior to the expiration of a period of six months after the date of original issuance of the Securities (the six month period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the U.S. Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the U.S. Securities Act or an exemption therefrom and in each case only in accordance with applicable state and foreign securities laws;

4.           the undersigned understands and agrees not to engage in any hedging transactions involving any of the Securities unless such transactions are in compliance with the provisions of the U.S. Securities Act and in each case only in accordance with applicable state and provincial securities laws;

5.           the undersigned is acquiring the Securities for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Naked Securities in the United States or to U.S. Persons;

6.            the undersigned has not acquired the Securities as a result of, and will not itself engage in, any directed selling efforts (as defined in Regulation S under the U.S. Securities Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the undersigned may sell or otherwise dispose of the Securities pursuant to registration thereof under the U.S. Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

7.           the statutory and regulatory basis for the exemption claimed for the sale of the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act or any applicable state and provincial securities laws;

8.           except as set out in the Note, Naked has not undertaken, and will have no obligation, to register any of the Securities under the U.S. Securities Act;

9.           Naked is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of the undersigned contained in the Note and this Certificate, and the undersigned will hold harmless Naked from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, representations and/or warranties made by the undersigned not being true and correct;

10.           the undersigned has been advised to consult their own respective legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and, with respect to applicable resale restrictions, is solely responsible (and Naked is not in any way responsible) for compliance with applicable resale restrictions;

11.           the undersigned and the undersigned’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from Naked in connection with the acquisition of the Securities, and to obtain additional information, to the extent possessed or obtainable by Naked without unreasonable effort or expense;

12.            the books and records of Naked were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the undersigned during reasonable business hours at its principal place of business and that all documents, records and books in connection with the acquisition of the Securities under the Note have been made available for inspection by the undersigned, the undersigned’s attorney and/or advisor(s);

13.           the undersigned (i) is able to fend for itself in connection with the acquisition of the Securities; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

14.           the undersigned is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

15.           except as set out in the Note, no Person has made to the undersigned any written or oral representations:

(a) that any Person will resell or repurchase any of the Securities;

(b) that any Person will refund the purchase price of any of the Securities;

(c) as to the future price or value of any of the Securities; or

(d) that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities on any stock exchange or automated dealer quotation system;

16.            none of the Securities are listed on any stock exchange or automated dealer quotation system and, except as set out in the Note, no representation has been made to the undersigned that any of the Securities will become listed on any stock exchange or automated dealer quotation system;

17.           the undersigned is outside the United States when receiving and executing this Certificate and is acquiring the Securities as principal for their own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part and no other Person has a direct or indirect beneficial interest in the Securities;

18.           neither the U.S. Securities and Exchange Commission nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

19.            the Securities are not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a Person in the United States;

20.           the undersigned acknowledges and agrees that Naked shall refuse to register any transfer of Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act; and

21.           the undersigned understands and agrees that the Securities will bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

IN WITNESS WHEREOF, I have executed this Certificate of Non-U.S. Shareholder.

/s/ Yvonne Gasarch
YVONNE GASARCH